Power Income VIT Fund

Class 1 Shares

Class 2 Shares

(a series of Northern Lights Fund Trust)

Supplement dated November 20, 2018,

to the Statement of Additional Information dated October 30, 2018

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The following supplements the Statement of Additional Information under the heading

TYPES OF INVESTMENTS

Fixed Income/Debt/Bond Securities

Exchange Traded Notes

The each Portfolio may invest in exchange-traded notes ("ETNs"), which are a type of debt security that is typically unsecured and unsubordinated. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, and typically, no periodic coupon payments are distributed and no principal protections exists, even at maturity. As debt securities, ETNs do not own the underlying commodity or other index they are tracking. The purpose of ETNs is to create a type of security that combines both the aspects of bonds and exchange-traded funds ("ETFs"). Similar to ETFs, ETNs are traded on a major exchange, such as the New York Stock Exchange during normal trading hours. However, investors such as the Portfolios can also hold the debt security until maturity. At that time, the issuer will pay the investor a cash amount that would be equal to principal amount times the return of a benchmark index, less any fees or other reductions. Because fees reduce the amount of return at maturity or upon redemption, if the value of the underlying decreases or does not increase significantly, each Portfolio may receive less than the principal amount of investment at maturity or upon redemption.

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Portfolio invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. Although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Portfolio characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

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This Supplement dated November 20, 2018, and the Fund’s Prospectus and Statement of Additional Information dated October 30, 2018, each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-7-PWRINC, or by visiting the Fund’s website at www.powermutualfunds.com.

Please retain this Supplement for future reference.